Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Steel Connect, Inc. (the “Company”) for the fiscal year ended July 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Warren G. Lichtenstein, the Interim Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 30, 2020

By:	/S/ WARREN G. LICHTENSTEIN
Warren G. Lichtenstein
Interim Chief Executive Officer
(Principal Executive Officer)